SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): December 26, 2001


                       SECURITY CAPITAL GROUP INCORPORATED

------------------------------------------------------------------------------
      -----------------------------------------------------------------

------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                    Maryland

------------------------------------------------------------------------------
                  ------------------------------------------
                (State or Other Jurisdiction of Incorporation)

------------------------------------------------------------------------------

                 1-13355                        36-3692698
         ----------------------         -----------------------------
        (Commission File Number)     (I.R.S. Employer Identification No.)


                125 Lincoln Avenue, Santa Fe, New Mexico 87501
------------------------------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


                                 (505) 982-9292
------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

Item 2.        Acquisition or Disposition of Assets

      Between November 19, 2001, and December 19, 2001, Security Capital Group Incorporated ("Security Capital") completed the sale of its entire ownership interest in CarrAmerica Realty Corporation ("CarrAmerica").

      On November 19, 2001, Security Capital sold 9,200,000 shares of common stock of CarrAmerica to CarrAmerica pursuant to a Purchase and Sale Agreement dated November 16, 2001. Security Capital sold its CarrAmerica shares for $28.85 per share cash. Net proceeds to Security Capital from the sale were approximately $265.4 million.

      On December 19, 2001, Security Capital completed an underwritten secondary public offering of 19,403,417 shares of CarrAmerica common stock pursuant to an Underwriting Agreement, dated December 13, 2001, among CarrAmerica, Security Capital and Goldman, Sachs & Co. as representative of the several underwriters. The shares were offered to the public at $28.37 per share. Net proceeds to Security Capital from the underwritten secondary public offering were approximately $494.9 million.

      In connection with the underwritten public offering, Security Capital and CarrAmerica entered into a Termination Agreement dated December 13, 2001, under which the parties agreed to terminate the Stockholders Agreement and related agreements and Security Capital caused its nominees to the CarrAmerica Board of Directors, C. Ronald Blankenship, Caroline S. McBride, and William D. Sanders, to resign as CarrAmerica Directors upon closing of the underwritten offering.

      The foregoing summary is qualified in its entirety by reference to the Purchase and Sale Agreement, the Underwriting Agreement, and the Termination Agreement, copies of which are filed as exhibits to this report and are incorporated herein by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and
Exhibits

(a)   Financial Statements of Businesses Acquired

                  None.

(b)   Pro Forma Financial Statements

                  Security Capital Pro Forma Condensed Consolidated Financial Statements as of and for the periods ended December 31, 2000 and September 30, 2001.

      (c)  Exhibits

      Exhibit No.       Document Designation
      -----------       --------------------

Exhibit 2.1 Purchase and Sale Agreement dated as of November 15, 2001, by and among Security Capital and CarrAmerica. (incorporated by reference to Exhibit 17 to Security Capital's Report on Form 13D, filed November 16, 2001).
Exhibit 2.2 Underwriting Agreement, dated as of December 13, 2001, by and among CarrAmerica, Security Capital and Goldman, Sachs & Co., Salomon Smith Barney Inc., First Union Securities, Inc., Legg Mason Wood Walker, Incorporated, Banc of America Securities LLC, Deutsche Banc Alex. Brown Inc. and A.G. Edwards & Sons, Inc., as representatives of the several underwriters named in
                      Schedule I thereto.(incorporated by reference to the Current Report on Form 8-K, filed December 17, 2001 by CarrAmerica).

Exhibit 2.3 Termination Agreement dated as of December 13, 2001, by and among Security Capital and CarrAmerica.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY CAPITAL GROUP INCORPORATED



                                    By:    /s/ Jeffrey A. Klopf
                                           -------------------------
                                           Jeffrey A. Klopf
                                           Senior Vice President and
                                           Secretary

Dated:   December 26, 2001

                                  Exhibit Index


Exhibit 2.1 Purchase and Sale Agreement dated as of November 15, 2001, by and among Security Capital Group Incorporated and CarrAmerica Realty Corporation. (incorporated by reference to Exhibit 17 to Security Capital Group Incorporated's Report on Form 13D, filed November 16,
                      2001).

Exhibit 2.2 Underwriting Agreement, dated as of December 13, 2001, by and among CarrAmerica Realty Corporation, Security Capital Group Incorporated and Goldman, Sachs & Co., Salomon Smith Barney Inc., First Union Securities, Inc., Legg Mason Wood Walker, Incorporated, Banc of America Securities LLC, Deutsche Banc Alex. Brown Inc. and A.G. Edwards & Sons, Inc., as representatives of the several underwriters named in Schedule I thereto.(incorporated by reference to the Current Report on Form 8-K, filed December 17, 2001 by CarrAmerica Realty Corporation).

Exhibit 2.3 Termination Agreement dated as of December 13, 2001, by and among Security Capital Group Incorporated and CarrAmerica Realty Corporation.